SCHEDULE 14A

                  INFORMATION REQUIRED IN PROXY STATEMENT


                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

          Filed by the Registrant    [X]

          Filed by a party other than the registrant    [ ]
          Check the appropriate box:

          [X]  Preliminary proxy statement

          [ ]  Definitive proxy statement

          [ ]  Definitive additional materials

          [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule
               14a-12

          [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           SPARTAN MOTORS, INC.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


___________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

 (1)  Title of each class of securities to which transaction applies:
___________________________________________________________________________
 (2)  Aggregate number of securities to which transaction applies:
___________________________________________________________________________
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the file fee is calculated and state how it was determined):
___________________________________________________________________________
 (4)  Proposed maximum aggregate value of transaction:
___________________________________________________________________________
 (5)  Total fee paid:
___________________________________________________________________________
 [ ]  Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1)  Amount previously paid:
___________________________________________________________________________
 (2)  Form, Schedule or Registration Statement No.:
___________________________________________________________________________
 (3)  Filing party:
___________________________________________________________________________
 (4)  Date filed:
___________________________________________________________________________
































                        [SPARTAN MOTORS INC. LOGO]

                                   1000 Reynolds Road
                                   Post Office Box 440
                                   Charlotte, Michigan 48813



April 25, 1996

To Our Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders of Spartan Motors, Inc. on Wednesday, June 5, 1996, at 5:30 p.m. local time. The annual meeting will be held in the Plant IV building at Spartan Motors, Inc. located at 1549 Mikesell Street, Charlotte, Michigan.

      On the following pages you will find the Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement and enclosed form of proxy are being furnished to shareholders on or about April 25, 1996. At the annual meeting, in addition to voting, you will hear a report on Spartan's activities and outlook for the future.

      It is important that your shares be represented at the annual meeting, regardless of the size of your holdings. Whether or not you plan to attend the annual meeting, please SIGN, DATE and RETURN AS SOON AS POSSIBLE the enclosed proxy. Sending a proxy will not affect your right to vote in person in the event you attend the meeting.

                         Sincerely,



                         George W. Sztykiel
                         Chairman of the Board of Directors




     YOUR VOTE IS IMPORTANT.  EVEN IF YOU PLAN TO ATTEND THE MEETING,
         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.










                        [SPARTAN MOTORS INC. LOGO]

                                   1000 Reynolds Road
                                   Post Office Box 440
                                   Charlotte, Michigan 48813



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To our Shareholders:

      The Annual Meeting of Shareholders of Spartan Motors, Inc. will be held on Wednesday, June 5, 1996, at 5:30 p.m. local time, in the Plant IV building at Spartan Motors, Inc. located at 1549 Mikesell Street,
Charlotte, Michigan, for the following purposes:

      (1) To elect two directors for three-year terms expiring in 1999.

      (2)  To adopt Restated Articles of Incorporation.

      (3)  To approve an amendment to the 1988 Nonqualified Stock
           Option Plan.

      (4) To approve the 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors.

      (5) To transact such other business as may properly come before the meeting.

      Shareholders of record at the close of business on April 12, 1996, are entitled to notice of and to vote at the annual meeting.

      A copy of the Annual Report to Shareholders for the year ended December 31, 1995, is enclosed with this Notice. The following Proxy Statement and enclosed proxy are being furnished to shareholders on and after April 25, 1996.


                                   By Order of the Board of Directors




Charlotte, Michigan                James R. Jenks
April 25, 1996                     Secretary/Treasurer

     YOUR VOTE IS IMPORTANT.  EVEN IF YOU PLAN TO ATTEND THE MEETING,
         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                           SPARTAN MOTORS, INC.
                            1000 REYNOLDS ROAD
                            POST OFFICE BOX 440
                         CHARLOTTE, MICHIGAN 48813


                      ANNUAL MEETING OF SHAREHOLDERS

                               JUNE 5, 1996


                              PROXY STATEMENT



      This Proxy Statement and the enclosed proxy are being furnished to shareholders of Common Stock of Spartan Motors, Inc. ("Spartan" or the "Company") on and after April 25, 1996, in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders to be held on Wednesday, June 5, 1996, and at any adjournment of that meeting. The annual meeting will be held in the Plant IV building at Spartan's Corporate Headquarters located at 1549 Mikesell Street, Charlotte, Michigan, at 5:30 p.m. local time.

      The purpose of the annual meeting is to consider and vote upon: (i) the election of two directors for three-year terms expiring in 1999; (ii) adoption of Restated Articles of Incorporation; (iii) approval of the amendment to the 1988 Nonqualified Stock Option Plan; and (iv) approval of the 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors. Proxies in the accompanying form, if properly executed, duly returned to the Company and not revoked, will be voted at the annual meeting. If a shareholder specifies a choice, the shares represented by proxy will be voted as specified. If no choice is specified, the shares represented by proxy will be voted for the election of all nominees for director named in this Proxy Statement, for adoption of the Restated Articles of Incorporation, for approval of the amendment to the Company's 1988 Nonqualified Stock Option Plan, for approval of the 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors and in accordance with the discretion of the persons named as proxies on any other matters that may come before the meeting or any adjournment. For purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, all shares for which a proxy or vote is received, including abstentions and shares represented by a broker vote on any matter, will be counted as present and represented at the meeting.

      Any shareholder who returns a proxy in the enclosed form may revoke it at any time before it is exercised by written notice delivered to the Secretary of the Company at the address set forth above or by attending and voting at the annual meeting.



      The Company has no knowledge of any matter to be presented for consideration at the annual meeting other than those stated in the Notice of Annual Meeting of Shareholders. If any other matter should properly come before the meeting, the persons named in the proxy will have discretionary authority to vote in accordance with their judgment.


                           ELECTION OF DIRECTORS

      The Board of Directors proposes that the following two individuals be elected as directors for three-year terms expiring at the 1999 annual meeting:

                             George W. Sztykiel
                             William F. Foster

      This Proxy Statement contains more information about the director nominees. Both nominees are presently directors of the Company whose terms will expire at the meeting. The persons named as proxies intend to vote for the election of both of the named nominees. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. In the event that either nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, the Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the election of the substitute nominee designated by the Board of Directors. If a substitute is not selected, all proxies will be voted for the election of the remaining nominee. Proxies will not be voted for a greater number of persons than the number of nominees named above.

      A plurality of the shares present in person or represented by proxy and voting on the election of directors is required to elect directors. For the purpose of counting votes on the election of directors, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election, and the number of shares of which a plurality is required will be reduced by the number of shares not voted.

                YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
              VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS



              ADOPTION OF RESTATED ARTICLES OF INCORPORATION

      The Board of Directors has unanimously approved, and recommends that the Company's shareholders adopt, proposed Restated Articles of Incorporation (the "Restated Articles"). The Board of Directors approved the Restated Articles to integrate the existing Articles of Incorporation with several subsequent amendments, to amend certain provisions to reflect


                       -2-
changes in the Michigan Business Corporation Act ("MBCA") which have been adopted since the original Articles of Incorporation were prepared, to restate the Company's current practice of a classified Board of Directors and to authorize a class of preferred stock. The Restated Articles will yield a single, cohesive document while omitting extraneous information which tends to inhibit a clear understanding of the existing Articles of Incorporation.

      The following discussion summarizes the material changes to the Company's existing Articles of Incorporation that would be effected by adoption of the proposed Restated Articles. This summary is qualified in its entirety by reference to the text of the Restated Articles, a complete copy of which is included as Appendix A to this Proxy Statement.

      The Board of Directors proposes to restate Article III of the existing Articles of Incorporation in its entirety. The restated Article III designates a par value of the Company's common stock. In 1992, the Articles of Incorporation were amended to delete any reference to par value for Spartan's common stock ("Common Stock"). This amendment was in response to a 1989 change to the MBCA which eliminated the legal significance of par value in the State of Michigan.

      The Company does business throughout the United States. While the legal significance of par value has been eliminated in the State of Michigan, a number of states continue to attach meaning to the par value concept. For example, some states assess franchise taxes on a corporation based on the par value of the corporation's outstanding stock and the number of shares outstanding. If a corporation does not have a par value for its outstanding stock, some states assign a value and calculate franchise taxes based on that imputed value. With no par value for the Company's stock, other states' statutes could assign a predetermined, and potentially higher, value to the Company's outstanding shares for purposes of calculating franchise taxes or fees for qualification to do business in such states. The Company could not control these assessments, which could impact the amount of the Company's operating revenues or potential future markets. Therefore, although par value does not have direct legal significance in the State of Michigan, the Board of Directors believes that it is advisable and in the best interests of the Company and its shareholders to assign a low par value to its Common Stock.

      The Restated Articles would add a provision authorizing the Board of Directors to issue up to 2,000,000 shares of preferred stock. If adopted by the shareholders, the Board of Directors would be authorized to issue preferred stock without additional shareholder approval, with such relative rights and preferences as may be established by resolution of the Board of Directors. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors. No class of preferred stock is presently authorized by the Company's Articles of Incorporation.

                       -3-
      Under the Restated Articles, the Board of Directors would be empowered to determine the designations and relative voting, distribution, dividend, liquidation and other rights, preferences and limitations of the preferred stock, including, among other things: (i) the designation of each class or series and number of shares in the class or series; (ii) the dividend rights, if any, of the class or series; (iii) the voting rights, if any (in addition to any prescribed by law), of the holders of shares of the class or series; (iv) the rights, if any, to convert or exchange the shares into or for other securities; (v) the conditions or restrictions, if any, on specified actions of the Company affecting the rights of the shares; (vi) the redemption provisions, if any, of the shares; (vii) the preference, if any, to which any class or series would be entitled in the event of the liquidation or distribution of the Company's assets; and
(viii) the provisions of a sinking fund, if any, provided for the redemption of the preferred stock. It is impracticable to describe the transaction in which the securities are to be issued because the Board of Directors has no present plan or proposal to issue preferred stock.

      The Board of Directors believes that authorized preferred stock would provide the Company with flexibility of action for possible future financing transactions, acquisitions, employee benefit plans and other corporate purposes. Such purposes might include meeting requirements for working capital or capital expenditures through issuance of additional shares. The authorization of preferred stock would permit the Board of Directors to choose the exact terms of the class or series at the time of issuance to promptly respond to investor preferences, developments in types of preferred stock, market conditions and the nature of the specific transaction.

      It may be advantageous in some cases to pay investors dividends on equity rather than interest on debt. Preferred stock would allow the Company to offer equity that is potentially less dilutive of the relative equity value of the holders of its Common Stock than would be the case if additional shares of Common Stock were issued. Preferred stock typically does not enjoy dividend growth corresponding to growth in a corporation's earnings. In addition, preferred stock can be subject to redemption, which could permit the Company to limit the dilutive effect on the holders of Spartan's Common Stock.

      If the proposed Restated Articles are approved, no further authorization for the issuance of preferred stock by shareholder vote would be required prior to issuance of the shares by the Board of Directors. The Board of Directors does not presently have any plan or proposal to issue preferred stock. Opportunities may arise, however, that require prompt action, such as properties or businesses becoming available for acquisition or favorable market conditions existing for the sale of a particular type of preferred stock. The delay and expense of seeking shareholder approval at the time of issuance could deprive the Company and its shareholders of the ability to effectively benefit from such an opportunity.


                       -4-
      The Board of Directors could authorize shares of preferred stock that have voting, dividend or other preferences over shares of its Common Stock, and the issuance of preferred shares could dilute the voting power, equity position or share of earnings of common shareholders. Although the Board of Directors has no present plan or proposal to do so, preferred stock could be used to discourage or impede an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means, and could be used to inhibit the removal of incumbent management. At this time, management of the Company is not aware of any attempts to obtain control of the Company.

      The Restated Articles would add an article for the selection, replacement and removal of members of the Board of Directors. As proposed,
Article VI provides that any vacancy in the Board of Directors caused by resignation, removal, death, disqualification or other incapacity, and any newly created directorships resulting from an increase in the number of directors, would be filled by a majority vote of directors remaining in office, whether or not a quorum is present. This language is similar to the language in the Company's bylaws. The Restated Articles, unlike the bylaws, do not permit a vacancy to be filled by a shareholder vote.

      The proposed Article VI also provides for a classified Board of Directors, which merely restates the present and historical practice of the Company. The Board of Directors currently is divided into classes of three, each as nearly in number as possible, with one class being elected for a three-year term each year.

      Classified board provisions affect every election of directors and are not triggered by the occurrence of a particular event. This system of electing directors makes it more difficult for shareholders to change the majority of directors, which would require two successive annual meetings to effect the change, rather than one. The Company's current practice of a classified Board of Directors was instituted to prevent changes in control which the Board of Directors believes to be contrary to the best interests of the Company's shareholders. The Board of Directors believes that the longer time required to elect a majority of a classified Board will help to assure the continuity and stability of the Company's management and policies in the future, because a majority of the directors at any given time will have prior experience as directors of the Company. The Company has not experienced any significant problems to date with the continuity and stability of the Company's management and policies.

      Under the proposed Article VI, directors may be removed only for cause, which shall be determined by an affirmative vote of two-thirds of the total number of directors. A director who is subject to a removal determination is not entitled to vote on the issue. The removal procedure in the Restated Articles differs from the removal provision in the Company's bylaws, which states that directors may be removed, with or without cause, by an affirmative vote of the holders of a majority of the


                       -5-
Company's stock. As the provision exists in the bylaws, it is possible that shareholders could remove all directors at the same time upon an affirmative vote, which is inconsistent with the Company's present procedure for a classified Board.

      The proposed Article VI provisions relating to the removal of directors and the filling of vacancies on the Board will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board by filling the vacancies created by removal with its own nominees. Moreover, the provision which provides that newly created directorships are to be filled by the Board would prevent a third party seeking majority representation on the Board from obtaining such representation simply by enlarging the Board and filling the new directorships created thereby with its own nominees.

      Finally, the Restated Articles would revise the indemnification provision contained in the existing Articles of Incorporation. Since the time that the existing Articles of Incorporation were prepared, revisions have been made to the MBCA and, in particular, to the indemnification sections of the MBCA. Article VII of the Restated Articles reflects these changes and updates the indemnification provision in the existing Articles of Incorporation.

      The Restated Articles would require the Company to indemnify directors and executive officers of the Company to the full extent permitted by law in connection with any actual or threatened action, suit or proceeding, whether derivative or nonderivative. The Restated Articles permit the Board of Directors to authorize the Company to indemnify individuals who are not directors or executive officers of the Company.

      The indemnification provision in the proposed Restated Articles, like the indemnification provision in the existing Articles of Incorporation, applies to directors and executive officers of the Company and, thus, directors and executive officers of the Company may be deemed to have an interest in approval of the Restated Articles.

      The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting of Shareholders is required to approve the proposed Restated Articles. For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted have the same effect as a vote against the proposal. Unless specific instructions to the contrary are indicated, the shares represented by proxies will be voted FOR approval of the Restated Articles.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
            APPROVAL OF THE RESTATED ARTICLES OF INCORPORATION





                       -6-
               APPROVAL OF AMENDMENT TO SPARTAN MOTORS, INC.
                    1988 NONQUALIFIED STOCK OPTION PLAN

      The Board of Directors believes that it is in the best interests of the Company to amend its 1988 Nonqualified Stock Option Plan (the "Nonqualified Stock Option Plan") to permit the Company to grant tax benefit rights and to allow stock-based withholding. Therefore, on February 27, 1996, the Board of Directors adopted, subject to shareholder approval, a resolution amending the Nonqualified Stock Option Plan (the "Amended Plan").

      The Amended Plan would continue to be used primarily to grant stock options to selected officers, directors and other key employees. A stock option is the right to purchase a specified number of shares of common stock for a stated price at specified times. In addition to granting stock options, the Amended Plan would also permit the committee of the Board of Directors which administers the Amended Plan (the "Committee") to grant tax benefit rights to participants of the Amended Plan. Stock options and tax benefit rights are referred to as "Incentive Awards" in this proposal. By combining Incentive Awards in a single plan, the Board of Directors intends that the Amended Plan would provide greater flexibility of action to the Committee. This flexibility would allow the Committee to tailor the Company's specific long-term incentives to carry out the objectives of the Amended Plan, and, in turn, further the interests of the Company's shareholders.

      The shareholders' vote is required solely to approve the Amended Plan. If the shareholders do not approve the Amended Plan, the Nonqualified Stock Option Plan, as in effect immediately prior to the Annual Meeting of Shareholders, will remain in effect according to its terms. The following information is a summary of the principal features of the Amended Plan, which is qualified in its entirety by reference to the terms of the Amended Plan, the complete text of which is attached as Appendix B to this Proxy Statement.

      Persons eligible to receive Incentive Awards under the Amended Plan (with certain limitations discussed below) include corporate officers (currently seven persons), including the individuals listed in the Summary Compensation Table presented in this Proxy Statement, other key employees (currently approximately 500 persons) of the Company and directors who are not employees of the Company (currently three persons) (collectively, "Participants"). As originally adopted, a maximum of 400,000 shares of Common Stock (subject to certain anti-dilution adjustments) were available for Incentive Awards under the Nonqualified Stock Option Plan. On September 30, 1991 and June 30, 1993 the Company issued a three-for-two stock split, increasing the aggregate number of shares available under the Nonqualified Stock Option Plan to 900,000 shares. As of March 15, 1996, 295,925 shares of Common Stock remain available for Incentive Awards under



                       -7-
the Amended Plan. Shares previously issued under the Nonqualified Stock Option Plan are, and shares to be issued under the Amended Plan would be, authorized and unissued shares.

      Directors, officers and key employees of the Company may receive awards under the Amended Plan and, thus, they may be deemed to have an interest in the Amended Plan. The Amended Plan will not be qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be subject to the Employee Retirement Income Security Act of 1974. Stock options granted to Participants under the Amended Plan will not be incentive stock options as defined in Section 422(b) of the Code. Stock options may be granted at any time prior to the termination of the Amended Plan according to its terms or by Committee action.

      Subject to adjustments provided in the Amended Plan, the Company may not issue options for more than 16,000 shares (36,000 as adjusted through June 5, 1996) under this Amended Plan or any other plan of the Company to any one person in any calendar year. This limit on the total number of options which may be issued will allow the Company's stock option plans to qualify under Section 162(m) of the Code, so that the Company would not lose its tax deduction under certain circumstances for compensation realized by Participants under the Plan.

      The Amended Plan will be administered by the Committee, which is appointed by the Board of Directors. Except for certain automatic grants of stock options to directors who are not employees of the Company ("Nonemployee Directors"), the Committee will determine, subject to the terms of the Amended Plan, the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and any other considerations necessary or advisable for administration of the Amended Plan.

      The Committee will set forth the terms of individual stock option grants in stock option agreements, which will contain the terms and conditions, consistent with the provisions of the Amended Plan, as the Committee deems appropriate. The terms and conditions may contain restrictions, which may include vesting requirements to encourage long-term ownership of shares. The Company will not receive cash consideration upon the award of the stock options. Except for certain automatic grants to Nonemployee Directors, the option price per share will be determined by the Committee; provided, that the option price for an option will be a price equal to or higher than 85% of the "market value" of Common Stock on the date of grant. "Market value" is the mean of the highest and lowest sales prices at which shares of Common Stock were exchanged on The NASDAQ Stock Market (NASDAQ) on the date of grant, or if no shares were traded on that date, the last preceding date on which shares were traded. On March 15, 1996, the mean of the highest and lowest sales prices of the Company's Common Stock on NASDAQ was $7.91 per share.



                       -8-
      When exercising all or a portion of an option, a Participant may pay the exercise price with cash or shares of Common Stock, if the Committee consents, or other consideration substantially equal to cash. If the Participant uses shares of Common Stock to pay the exercise price, the value of shares received upon exercise may be used for further exercises in a single transaction, which would permit a Participant to fully exercise an option with a relatively small initial cash or stock payment. Although the term of each stock option will be determined by the Committee, no stock option will be exercisable under the Amended Plan after 10 years from the date it was granted.

      In addition to the options which the Committee can grant in its discretion, the Amended Plan provides that options to purchase 3,500 shares of Common Stock will be automatically granted to each Nonemployee Director on June 30 and December 31 of each year in which the Plan is in effect. The exercise price of each option awarded to a Nonemployee Director will be 100% of the "fair market value" at the date of grant.

      Stock options granted under the Amended Plan generally would be exercisable for 90 days after termination of a Participant's employment or directorship with the Company. If an option holder dies, the holder's successor in interest may exercise the option for one year after the Participant's date of death.

      Under current federal income tax laws, a Participant will not realize income when an option is granted under the Amended Plan. If a Participant exercises a stock option under the Amended Plan, the Participant will recognize compensation income in the year of exercise equal to the difference between the stock option price and the fair market value of the shares on the date of exercise. The Company will receive a corresponding deduction for federal income tax purposes and the Participant's tax basis in the shares acquired will be increased by the amount of compensation income recognized. Sale of the stock after exercise will result in recognition of short- or long-term capital gain (or loss).

      Unlike the Nonqualified Stock Option Plan, the Amended Plan authorizes the Committee to grant tax benefit rights. Similar to the terms governing stock options, the Committee is authorized to determine the Participants who will receive tax benefit rights and the terms and conditions of tax benefit rights.

      When a Participant exercises a stock option under the Amended Plan, the Company receives a tax deduction equal to the amount of compensation income recognized by the Participant. A tax benefit right entitles a Participant to receive a cash payment from the Company or a subsidiary to encourage the Participant to exercise his or her options. The amount of the payment may not exceed an amount calculated by multiplying the ordinary income, if any, realized by the Participant for federal tax purposes resulting from the exercise of a non-incentive stock option by the maximum


                       -9-
federal income tax rate (including any surtax or similar charge or assessment) for corporations, plus the applicable state and local tax imposed on the exercise of the option. Thus, the Participant can share in an additional benefit that results from the exercise of an option.

      Tax benefit rights may be granted only with respect to a stock option issued and outstanding or to be issued under the Amended Plan or any other existing plan approved by the shareholders. A director, officer or key employee subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may not exercise an option to which a tax benefit right has attached for a period of six months from the date that the tax benefit right is granted. The Committee may amend, cancel, limit the term of, or limit the amount payable under, a tax benefit right at any time prior to the exercise of the corresponding stock option, unless the terms of the tax benefit right provide otherwise. The net amount of a tax benefit right, subject to withholding, may be used to pay a portion of the stock option price, unless otherwise provided by the Committee.

      Tax benefit rights can encourage the exercise of options and holding of shares to meet the objectives of the Company's option plans. A tax benefit right permits a Participant to hold his or her shares upon exercise by providing funds for payment of taxes. Furthermore, increased option exercises can supplement the Company's cash flow and expand the number of outstanding shares.

      The second difference between the Nonqualified Stock Option Plan and the Amended Plan is that the Amended Plan allows stock-based withholding. Participants generally are subject to certain tax obligations upon the exercise of a nonqualified stock option. The Nonqualified Stock Option Plan permits the Company to withhold certain tax obligations from a Participant's income but does not allow the Company to withhold these amounts in Common Stock. The Amended Plan, however, will permit the Company to satisfy the Participant's tax withholding obligations, unless the Committee determines otherwise, by withholding Common Stock to be received upon the exercise of an option or by delivering previously owned Common Stock to the Company ("Stock-based Withholding").

      Stock-based Withholding will offer the Company greater flexibility in realizing the goals of the Nonqualified Stock Option Plan. It will allow the Company to satisfy tax withholding requirements without requiring a Participant to use cash or cash-based compensation to satisfy the Participant's tax liabilities.

      Because the specific Participants in the Amended Plan and the market value of Common Stock on the grant date presently cannot be determined, the future benefits or amounts that Participants will receive under the Amended Plan are not determinable. In addition, the benefits payable under the Amended Plan for options that will be granted this year had the options been granted last year are also not determinable except for stock options


                      -10-
that would be granted automatically to Nonemployee Directors. The benefits under the Amended Plan as of March 15, 1996 for the options granted last year to the Nonemployee Directors is as follows:

                               PLAN BENEFITS

                      NONQUALIFIED STOCK OPTION PLAN

                                                              NUMBER OF
                                    DOLLAR VALUE AT           SECURITIES
          GROUP                    MARCH 15, 1996<F1>     UNDERLYING OPTIONS
Nonemployee Director Group
 (three persons)                           --                  21,000<F2>

___________________________

<F1> The dollar value of a stock option is determined by calculating the spread between the option's exercise price and the current value of the Company's Common Stock. The dollar value is calculated for directors serving on the date of grant (June 30 and December 31, 1995) as the difference between the market value of Common Stock on the date of grant and the market value as of March 15, 1996, if higher.

<F2> Includes stock options to purchase 3,500 shares of Common Stock granted on June 30 and December 31, 1995 to three Nonemployee Directors serving on that date.

     The Board of Directors may suspend or terminate the Amended Plan at any time as the Board of Directors deems advisable to conform to any changes in law or to further the best interests of the Company; provided, however, that without shareholder approval an amendment shall not
(i) increase the maximum number of shares for which options may be granted under the Amended Plan (except for certain anti-dilution adjustments);
(ii) change the option price; (iii) change provisions regarding an option's expiration date; or (iv) change the termination date of the Amended Plan.

     The Nonqualified Stock Option Plan became effective on March 28, 1988 and will terminate on March 28, 1998. No option or tax benefit right may be granted during any suspension or after termination of the Amended Plan.

     The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to approve the Amended Plan. For purposes of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be


                      -11-
counted as shares voted on this proposal, and the number of shares of which a majority is required will be reduced by the number of shares not voted. Unless specific instructions to the contrary are indicated, the shares represented by proxies will be voted FOR approval of the Amended Plan.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                     APPROVAL OF THE AMENDMENT TO THE
                    1988 NONQUALIFIED STOCK OPTION PLAN


               APPROVAL OF 1996 STOCK OPTION AND RESTRICTED
                  STOCK PLAN FOR OUTSIDE MARKET ADVISORS

     The Board of Directors firmly believes that the Company's long-term interests are best advanced by aligning the interests of its shareholders with the interests of individuals outside the Company who provide necessary marketing, promotion and product development advice and counsel.
Therefore, to encourage these individuals to provide advice and counsel, and in recognition of the contributions to the long-term performance and growth of the Company made by these individuals and because no current plan of the Company permits the Company to grant stock options or restricted stock to persons who are not employees or directors of the Company, the Board of Directors adopted on February 27, 1996, subject to shareholder approval, the Stock Option and Restricted Stock Plan for Outside Market Advisors (the "Plan").

     Although the Plan primarily would be used to grant stock options, the Plan also permits the award of restricted stock. Stock options and restricted stock are referred to as "Incentive Awards" in this proposal. By combining these incentives in a single plan, the Board of Directors believes that the Plan would provide significant flexibility to the Stock Option Plan Committee of the Board of Directors (the "Committee"), or such other committee as the Board of Directors may designate to administer the Plan. This flexibility would allow the Committee to tailor Incentive Awards to best promote the objectives of the Plan, and in turn promote the interests of the Company's shareholders.

     The principal features of the Plan are described in the following summary, which is qualified in its entirety by reference to the terms of the Plan, the complete text of which is attached as Appendix C to this Proxy Statement.

     Outside Market Advisors of the Company are eligible to receive Incentive Awards under the Plan. An Outside Market Advisor is an individual who, by reason of his or her position or past or future dealings or knowledge of the Company, is in a position to provide marketing, promotion and product development advice and counsel, but who is not an employee or director of the Company. The Board of Directors will determine the persons who are considered Outside Market Advisors or the method used


                      -12-
to ascertain the persons considered to be Outside Market Advisors. The Board of Directors estimates that the group of Outside Market Advisors will consist of approximately 30 persons. The number of persons who are Outside Market Advisors, however, may change as the Company's business develops and evolves. After the Board of Directors determines the persons eligible to be Outside Market Advisors, the Committee will select the Outside Market Advisors who may participate in the Plan ("Outside Market Participants").

     A maximum of 200,000 shares of Common Stock (subject to certain anti-dilution adjustments) will be available for Incentive Awards under the Plan, with a maximum of 30,000 shares available for issuance in any one year. Shares to be issued under the Plan will be authorized and unissued shares. The Plan will not be qualified under Section 401(a) of the Code and will not be subject to the Employee Retirement Income Security Act of 1974.

     The Plan will be administered by the Committee, which is comprised of two or more directors who are not employees of the Company and who are deemed "disinterested persons" under the Securities Act of 1933 (the "Securities Act"). The Committee will determine, subject to the terms of the Plan, the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and all other considerations necessary or advisable for administration of the Plan. The Committee may amend the terms of Incentive Awards in a manner consistent with the Plan; provided, however, that an amendment which relates to a particular Incentive Award will not be effective without the consent of the relevant Outside Market Participant, except to the extent the amendment operates solely to the benefit of the Outside Market Participant.

     Under the Plan, Outside Market Participants may be granted stock options, which will not be incentive stock options as defined in Section 422(b) of the Code. Stock options may be granted at any time prior to the termination of the Plan according to the Plan's terms or by action of the Committee.

     The Committee will set forth the terms and conditions of individual option grants in stock option agreements, which will contain the terms and conditions, consistent with the provisions of the Plan, as the Committee determines to be appropriate. The stock options may contain restrictions, which can include vesting requirements to encourage long-term ownership of the Company's Common Stock. The Company will receive no cash consideration upon the award of options. The option price per share will be determined by the Committee; provided, however, that the option price will be a price equal to or higher than the "market value" of Common Stock on the date of grant. "Market value" is the mean between the highest and lowest reported transaction price of shares of Common Stock as reported on NASDAQ on the date of grant, or if no shares were traded on that date, the final transaction price on the last preceding date on which shares were traded. On March 15, 1996, the mean transaction price of the Company's Common Stock on NASDAQ was $7.91 per share.

                      -13-
     When exercising all or a portion of an option, an Outside Market Participant may pay the exercise price with cash or, with the consent of the Committee, shares of Common Stock. If an Outside Market Participant uses shares of Common Stock to pay the exercise price, the value of shares received upon exercise may be used for further exercises in a single transaction, which would permit an Outside Market Participant to fully exercise an option with a relatively small initial cash or stock payment. The Committee may also authorize payment of all or a portion of the option price in the form of a promissory note or installments on terms as the Committee may approve. The Board of Directors may restrict or suspend the power of the Committee to permit such loans and may require that the Outside Market Participant provide adequate security.

     Although the Committee will determine the term of each stock option, an Outside Market Participant may not exercise an option under the Plan after 10 years from the date the option was granted. Options generally will be exercisable for limited periods of time if an option holder ceases to be an Outside Market Advisor due to death or disability. If an option holder ceases to be an Outside Market Advisor for any other reason or if the Committee determines that the Outside Market Participant has entered into "competition" with the Company (as defined in the Plan), the option shall no longer be exercisable and the option holder will forfeit all rights to exercise any outstanding options. Options granted to Outside Market Participants under the Plan may not be transferred except by will or by the laws of descent and distribution.

     Because the specific Outside Market Participants and the market value of Common Stock on the grant date cannot presently be determined, the benefits or amounts that Outside Market Participants will receive under the Plan in the future are not determinable. Similarly, the benefits or amounts that would have been received by Outside Market Participants had the Plan been in effect during the last completed fiscal year are not determinable.

     Under current federal income tax laws, an Outside Market Participant will not recognize income when an option is granted. If an Outside Market Participant exercises stock options, the Outside Market Participant will recognize compensation income in the year of exercise equal to the difference between the stock option price and the fair market value of the shares on the date of exercise. The Company will receive a corresponding deduction for federal income tax purposes and the Outside Market Participant's tax basis in the shares acquired will be increased by the amount of compensation income recognized. Sale of the stock after exercise will result in recognition of short- or long-term capital gain (or loss).

     In addition to the authority to grant stock options under the Plan, the Plan authorizes the Committee to award restricted stock. Restricted stock will be subject to such terms and conditions, consistent with the provisions of the Plan, as the Committee may determine. As with stock


                      -14-
option grants, the Committee will set forth the terms of individual awards of restricted stock in restricted stock agreements. If the Committee determines that the Outside Market Participant has entered into competition with the Company or if the Outside Market Participant ceases to be an Outside Market Advisor for any reason other than death or disability, any shares of restricted stock still subject to restrictions will be forfeited. Unless the Committee provides otherwise in a restricted stock agreement, if an Outside Market Participant ceases to be an Outside Market Advisor during the restricted period by reason of death or disability, the restrictions on the Outside Market Participant's shares will terminate automatically as of the date of death or disability.

     Unless authorized by the Committee, an Outside Market Participant may not sell, exchange, transfer, pledge, assign or otherwise dispose of restricted stock other than to the Company or by will or the laws of descent or distribution. In addition, the Committee may impose other restrictions on shares of restricted stock. Holders of restricted stock, however, will enjoy all other rights of shareholders with respect to restricted stock, including the right to vote restricted shares at shareholders' meetings and the right to receive all dividends paid with respect to restricted stock. Any securities received by a holder of restricted stock pursuant to a stock dividend, stock split, recapitalization or reorganization will be subject to the same terms, conditions and restrictions that are applicable to the restricted stock for which the shares are received.

     Generally, an Outside Market Participant will not recognize income upon the award of restricted stock. An Outside Market Participant will recognize compensation income, however, on the value of restricted stock at the time the restricted stock vests (when the restrictions lapse), at which time the Company will be entitled to a corresponding deduction for federal income tax purposes. If restricted stock is forfeited by an Outside Market Participant, the Outside Market Participant will not recognize income, and the Company will not receive a deduction. Prior to the lapse of the restrictions, dividends paid on restricted stock will be reported as compensation income to the Outside Market Participant, and the Company will receive a corresponding deduction.

     An Outside Market Participant may, within 30 days after the date of an award of restricted stock, elect under Section 83(b) of the Code to report compensation income for the tax year in which the award of restricted stock occurred. If the Outside Market Participant makes this election, the amount of compensation income will be the value of the restricted stock at the time of the award. Any later appreciation in the value of the restricted stock will be treated as capital gain and realized only upon the sale of the restricted stock. Dividends received after the election will be taxable as dividends and will not be treated as additional compensation income. If, however, restricted stock is forfeited after the Outside Market Participant makes an election as described above, the Outside Market


                      -15-
Participant will not be allowed any deduction for the amount earlier recognized as income. Upon the sale of restricted stock, an Outside Market Participant will realize capital gain (or loss) in the amount of the difference between the sale price and the value of the stock previously reported by the Outside Market Participant as compensation income.

     The Board of Directors may terminate the Plan at any time, and may amend the Plan as it deems proper and in the best interests of the Company, provided that without shareholder approval an amendment may not materially increase the number of shares that may be issued under the Plan, materially modify the eligibility requirements, reduce the option price (except for adjustments as permitted in the Plan) or impair any outstanding Incentive Award without the consent of the Outside Market Participant, except according to the terms of the Incentive Award. Subject to shareholder approval, the Plan will take effect on February 27, 1996 and, unless previously terminated by the Board of Directors, the Plan will terminate on February 26, 2006.

     The Company intends to register shares covered by the Plan under the Securities Act before granting or issuing any related Incentive Award.

     The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to approve the Plan. For purposes of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on this proposal, and the number of shares of which a majority is required will be reduced by the number of shares not voted. Unless specific instructions to the contrary are indicated, the shares represented by proxies received will be voted FOR approval of the Plan.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                   APPROVAL OF THE 1996 STOCK OPTION AND
             RESTRICTED STOCK PLAN FOR OUTSIDE MARKET ADVISORS



                             VOTING SECURITIES

     Holders of record of Common Stock, at the close of business on April 12, 1996, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment of the meeting. As of April 12, 1996, there were ______ shares of Common Stock outstanding, each having one vote on each matter presented for shareholder action. Shares cannot be voted unless the shareholder is present at the meeting or represented by proxy.







                      -16-
                         OWNERSHIP OF COMMON STOCK

     The following table sets forth information as to each person known to the Company to have been the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock as of March 15, 1996:

                                     AMOUNT AND NATURE OF BENEFICIAL
                                        OWNERSHIP OF COMMON STOCK
                                     SOLE VOTING       SHARED VOTING
                                         AND                OR
 NAME AND ADDRESS OF                 DISPOSITIVE        DISPOSITIVE       PERCENT OF
  BENEFICIAL OWNER                    POWER<F2>          POWER<F3>          CLASS
George W. Sztykiel                    669,974<F2>        610,831             9.8%
1000 Reynolds Road
Charlotte, Michigan 48813<F1>

William F. Foster                     983,067<F2>             --             7.5%
1000 Reynolds Road
Charlotte, Michigan 48813<F1>

________________

<F1> Based on information provided by each individual listed.

<F2> These numbers include shares subject to options that are exercisable within 60 days after March 15, 1996, granted under the Company's 1984 and 1994 Incentive Stock Options Plans and the 1988 Nonqualified Stock Option Plan.

<F3> These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have substantial influence by reason of relationship.


                     SECURITIES OWNERSHIP OF MANAGEMENT

    The following table sets forth the number of shares of Common Stock beneficially owned as of March 15, 1996 by each of Spartan's directors and nominees for director, each of the named executive officers and all directors and executive officers as a group:




                      -17-

                                     AMOUNT AND NATURE OF BENEFICIAL
                                      OWNERSHIP OF COMMON STOCK <F1>
                                  SOLE VOTING  SHARED VOTING
                                      AND           OR           TOTAL
     NAME OF                      DISPOSITIVE   DISPOSITIVE    BENEFICIAL      PERCENT OF
 BENEFICIAL OWNER                  POWER<F2>     POWER<F3>    OWNERSHIP<F2>       CLASS
George W. Sztykiel                  669,974       610,831       1,280,805          9.8%

John E. Sztykiel                     99,908        92,000         191,908          1.5%

Anthony G. Sommer                    67,500            --          67,500          <F*>

William F. Foster                   983,067            --         983,067          7.5%

Roger B. Burrows                     19,000            --          19,000          <F*>

James R. Jenks                       26,000            --          26,000          <F*>

George Tesseris                      43,000         1,000          44,000          <F*>

Charles E. Nihart                    28,750            --          28,750          <F*>

Max A. Coon                          22,750            --          22,750          <F*>

All directors and executive
  officers as a group             1,998,949       703,831       2,663,780         21.1%

_____________________

<F*>Less than 1%.

<F1> The number of shares stated is based on information provided by each person listed and includes shares personally owned of record by the person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.

<F2> These numbers include shares held directly and shares subject to options which are exercisable within 60 days after March 15, 1996, that were awarded under the Company's 1984 and 1994 Incentive Stock Option Plans and the 1988 Nonqualified Stock Option Plan. The number of shares subject to stock options for each listed person is shown below:






                                      -18-
               George W. Sztykiel                  59,145
               John E. Sztykiel                    64,560
               Anthony G. Sommer                   55,000
               William F. Foster                   68,250
               Roger B. Burrows                    19,000
               James R. Jenks                      25,000
               George Tesseris                     34,000
               Charles E. Nihart                   25,000
               Max A. Coon                         22,750
               All directors and officers
                 as a group                       410,205

<F3> These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have substantial influence by reason of relationship.


                            BOARD OF DIRECTORS

     The Company's Board of Directors currently consists of seven directors, two of whom are standing for reelection. The Board of Directors is divided into three classes, with each class to be as nearly equal in number as possible. Each class of directors serves a term of office of three years, with the term of one class expiring at the Annual Meeting of Shareholders in each successive year.

     Biographical information is presented below for each person who either is nominated for election as a director at the annual meeting or is continuing as an incumbent director.

              NOMINEES FOR ELECTION TO TERMS EXPIRING IN 1999

     GEORGE W. SZTYKIEL (age 66) has been a director since 1975. Mr. Sztykiel is founder of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since December 1992. Mr. Sztykiel served as President of the Company from September 1975 to December 1992.

     WILLIAM F. FOSTER (age 54) has been a director since 1978. Mr. Foster, a firefighter for over 34 years, is a founder of the Company and has served as Staff Engineer and Vice-President since 1976.






                      -19-
                INCUMBENT DIRECTORS TERMS EXPIRING IN 1997

     JOHN E. SZTYKIEL (age 39) has been a director since 1988. Mr. Sztykiel has been President and Chief Operating Officer of the Company since December 1992. Mr. Sztykiel served as the Executive Vice-President of the Company from 1990 to 1992 and, from 1989 to 1990, as Vice-President of Sales. From 1985 to 1989, Mr. Sztykiel was the Director of Marketing - Diversified Products Group of the Company. Mr. Sztykiel is the son of George W. Sztykiel, Chairman of the Board, Chief Executive Officer and a director of the Company.

     CHARLES E. NIHART (age 59) has been a director since 1984. Mr. Nihart, a C.P.A. consultant, established the certified public accounting firm of Nihart and Nihart, P.C., in 1972. The Lansing offices of Nihart and Nihart merged with Maner, Costerison and Ellis, P.C., C.P.A. on January 1, 1989. Mr. Nihart is currently affiliated with the firm on a consulting basis. Mr. Nihart is also the owner and President of AARO Rentals, Inc., a rental company of heavy duty equipment in Lansing, Michigan.

     MAX A. COON (age 61) has been a director since 1990. Mr. Coon has been the President, Chairman of the Board and Chief Executive Officer of Maxco, Inc., a holding company of several businesses, including a paint distributor and a construction company, since 1971. Mr. Coon also currently serves as a director of Medar, Inc. and Finish Master, which are principally owned by Maxco, Inc., and Midwest Bridge Corporation.

                INCUMBENT DIRECTORS TERMS EXPIRING IN 1998

     ANTHONY G. SOMMER (age 37) has been a director since 1988. Mr. Sommer has been the Executive Vice-President and Chief Financial Officer of the Company since December 1992. Mr. Sommer previously served as Corporate Secretary/Treasurer from 1987 to 1992 and, from 1982 to 1987, as Controller of the Company.

     GEORGE TESSERIS (age 64) has been a director since 1984. Mr. Tesseris has been a practicing partner with the law firm of Tesseris and Crown, P.C., since 1981. From 1972 to 1981, Mr. Tesseris was a partner in the law firm of Church, Wyble, Kritselis and Tesseris.


                       BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors, which is responsible for overall management of the business and affairs of the Company, held seven meetings during 1995. All directors attended 75% or more of the aggregate of the total number of Board of Directors meetings and the total number of committee meetings of which they were members. The Board of Directors has two standing Committees: the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee. The members of each committee are appointed by the Board of Directors.

                      -20-
     AUDIT COMMITTEE.  The Audit Committee is responsible for
(i) recommending to the Board of Directors the selection of independent auditors; (ii) reviewing and approving the scope of the yearly audit plan and proposed budget for audit fees; (iii) reviewing the results of the annual audit with the independent auditors; (iv) reviewing the Company's internal controls with the independent auditors; (v) reviewing non-audit services and special engagements to be performed by independent auditors; and (vi) reporting to the Board of Directors on the Audit Committee's activities and findings and making recommendations to the Board of Directors on these findings. Messrs. Coon (Chairman), Nihart and Tesseris presently are members of the Audit Committee. The Audit Committee met twice during 1995.

     COMPENSATION COMMITTEE. The responsibilities of the Compensation Committee include (i) recommending the cash and other incentive compensation, if any, to be paid to the Company's executive officers;
(ii) reviewing and making recommendations to the Board of Directors regarding stock options awarded under the 1994 Incentive Stock Option Plan and the 1988 Nonqualified Stock Option Plan; and (iii) reviewing all material proposed option plan changes. The Compensation Committee determines the key employees to whom options will be granted, the number of shares covered by each option, the exercise price of each option and other matters associated with option awards. Messrs. Tesseris (Chairman), Coon and Nihart are presently members of the Compensation Committee. The Compensation Committee met twice during 1995.


                         COMPENSATION OF DIRECTORS

     Directors receive a $1,000 quarterly retainer fee plus an expense reimbursement of $100 for each meeting of the Board of Directors.


                            EXECUTIVE OFFICERS

     The business experience of George Sztykiel, John Sztykiel, Anthony Sommer and William Foster is set forth on pages ____ and ____ of this Notice. Executive officers of the Company are appointed annually by the Board of Directors and serve at the pleasure of the Board of Directors. Information concerning the executive officers of the Company who are not also directors or nominees for election to the Board of Directors of the Company is given below.

     ROGER B. BURROWS (age 48) has been Vice-President of Sales and Marketing since January 1995, and previously served as Director of Marketing, Sales and Service from August 1993 to 1995. Mr. Burrows served as National Accounts Sales Manager at General Motors for 23 years prior to joining the Company. He has also been with the Michigan Army National Guard since 1969 and currently holds the position of Colonel.


                      -21-
     WILLIAM W. COURTNEY (age 49) was promoted to Vice President of Production Operations in October 1994, and previously served as Director of Manufacturing from 1991 to 1994. Mr. Courtney joined the Company as Plant Manager in 1986 and in 1989 was promoted to Director of Production Operations.

     JAMES R. JENKS (age 36) a Certified Public Accountant, has been the Secretary/Treasurer of the Company since December 1992. From 1988 to 1992, Mr. Jenks served as Controller for the Company. Mr. Jenks practiced public accounting with Touche Ross & Co. from 1986 to 1988.


                          EXECUTIVE COMPENSATION

     The following table shows certain information concerning the compensation earned during each of the last three fiscal years in the period ended December 31, 1995, of the Chief Executive Officer and each named executive officer:

                        SUMMARY COMPENSATION TABLE
                                                                       LONG-TERM
                                                     ANNUAL           COMPENSATION
                                                  COMPENSATION           AWARDS
                                                                                        ALL
                                                                        NUMBER OF      OTHER
                                                                        SECURITIES    COMPEN-
      NAME AND                              SALARY          BONUS       UNDERLYING    SATION
PRINCIPAL POSITION              YEAR         <F1>            <F2>        OPTIONS       <F3>
George W. Sztykiel              1995       $ 90,890       $ 10,357        15,000      $1,832
 Chairman of the Board,         1994         74,502         72,165        12,500       2,710
 Chief Executive Officer        1993         76,378         85,715        12,500       2,955
 and Director

John E. Sztykiel                1995        108,399         11,448        17,500       2,142
 President, Chief               1994         86,636        103,787        15,000       3,257
 Operating Officer and          1993         79,189        116,850        15,000       3,020
 Director

Anthony G. Sommer               1995         87,518         10,167        15,000       1,768
 Executive Vice President,      1994         65,711         85,513        12,500       2,431
 Chief Financial Officer        1993         60,662         94,358        12,500       2,282
 and Director

James R. Jenks                  1995         66,219          8,951        10,000       1,360
 Secretary/Treasurer            1994         54,138         60,560         7,500       2,119
                                1993         49,493         59,436         7,500       1,977



                                -22-
Roger B. Burrows                1995         62,507          8,716         7,500       1,289
 Vice-President                 1994         55,123         51,758         7,500       2,191
 Sales and Marketing            1993         22,638         16,690         4,000          --

_____________________

<F1> Includes director fees of $1,000 per quarter.

<F2> Includes payments under the Company's 10% Quarterly Bonus in which all employees of the Company participate.

<F3> Consists solely of the Company's contribution to its profit-sharing plans for the individuals listed.

                     OPTION GRANTS IN LAST FISCAL YEAR

     The Company's stock option plans are administered by the Compensation Committee of the Board of Directors which has authority to determine the individuals to whom and the terms upon which options will be granted, the number of shares to be subject to each option and the form of consideration that may be paid upon the exercise of an option.

     The following table sets forth information regarding stock options granted to the Chief Executive Officer and the named executive officers during the fiscal year ended December 31, 1995:

                                          INDIVIDUAL GRANTS
                                           PERCENT OF
                                             TOTAL
                                            OPTIONS
                           NUMBER OF        GRANTED                                         POTENTIAL REALIZABLE
                           SECURITIES         TO                                               VALUE AT ASSUMED
                           UNDERLYING      EMPLOYEES  EXERCISE                              ANNUAL RATES OF STOCK
                             OPTIONS       IN FISCAL    PRICE        EXPIRATION             PRICE APPRECIATION FOR
     NAME                  GRANTED<F1>      YEAR<F2>  PER SHARE         DATE                      OPTION TERM
                                                                                          0%          5%            10%
George W. Sztykiel            15,000          3.5%      $8.80       June 30, 2005        $0        $83,014       $210,374

John E. Sztykiel              17,500          4.1        8.80       June 30, 2005         0         96,850        245,436

Anthony G. Sommer             15,000          3.5        8.80       June 30, 2005         0         83,014        210,374

James R. Jenks                10,000          2.3        8.80       June 30, 2005         0         55,343        140,249

Roger B. Burrows               7,500          1.7        8.80       June 30, 2005         0         41,507        105,187


                                      -23-

__________________

<F1> On June 30, 1995, the Company granted certain of its executive officers options to purchase shares of the Company's Common Stock over a 10-year period, pursuant to the 1988 Nonqualified Stock Option Plan. Executive officers of the Company are entitled to exercise their options at a price determined by the Compensation Committee, which was at least 85% of the fair market value of Common Stock on June 30, 1995. Options terminate, subject to certain limited exercise provisions, in the event of death or termination of employment or directorship.

<F2> The Company granted options representing 430,500 shares to employees during 1995.

    The following table summarizes the total number of options held by the Chief Executive Officer and the named executive officers as of December 31, 1995:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL
                 YEAR AND FISCAL YEAR-END OPTION VALUES<F1>
                                 NUMBER OF               VALUE OF
                                SECURITIES              UNEXERCISED
                                UNDERLYING             IN-THE-MONEY
                                UNEXERCISED              OPTIONS AT
                                OPTIONS AT            FISCAL YEAR-END
                              FISCAL YEAR-END               <F2>

                              EXER-       UNEXER-      EXER-     UNEXER-
     NAME                    CISABLE      CISABLE     CISABLE    CISABLE
George W. Sztykiel            55,550       3,595      $33,000      --

John E. Sztykiel              57,015       8,880       38,500      --

Anthony G. Sommer             51,405       3,595       33,000      --

James R. Jenks                25,000          --       22,000      --

Roger B. Burrows              19,000          --       16,500      --






                                  -24-

_____________________

<F1> None of the named individuals exercised any stock options during 1995.

<F2> On December 29, 1995, the closing market price of the Company's Common
     Stock on NASDAQ was $11.00. The numbers shown reflect the value of options at December 29, 1995.


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") develops and recommends to the Board of Directors the executive compensation policies of the Company. The Committee also administers the Company's executive compensation program and recommends for approval to the Board of Directors the compensation to be paid to the Chief Executive Officer and other named executive officers. The Committee consists of three Nonemployee Directors.

COMPENSATION PHILOSOPHY

     The Committee's executive compensation philosophy is to provide competitive levels of compensation as well as incentives to achieve superior financial performance. The Committee's policies are designed to achieve five primary objectives: (i) integrate management's compensation with the achievement of the Company's annual and long-term performance goals; (ii) reward above-average corporate performance; (iii) recognize individual initiative and achievement; (iv) assist the Company in attracting and retaining qualified management; and (v) align the interests of management with those of shareholders to encourage achievement of continuing increases in shareholder value. The Committee sets management compensation at levels which the Committee believes are consistent with other companies in the Company's industry.

     In 1994, the Company engaged Management Resource Center, Inc., a compensation consulting firm, to review its compensation policies and competitive compensation levels. The Committee has and intends to continue to consider the recommendations of Management Resource Center, Inc. in developing the Company's executive compensation program and making specific compensation decisions.

     Executive compensation at Spartan consists of both cash and equity, and includes: (i) a base salary; (ii) a profit-sharing incentive bonus; and
(iii) a long-term incentive through participation in stock option plans.
In addition, the Company provides various benefits to its employees, including the Company's executive officers.


                      -25-
     In 1993, Congress amended the Code to add Section 162(m) which provides that publicly held corporations may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exemptions. The Company has examined its executive compensation policies in light of Section 162(m) and the regulations adopted by the Internal Revenue Service to implement this section. It is not expected that any portion of the Company's deduction for employee remuneration will be disallowed in 1996 or in future years by reason of awards granted in 1996.

BASE SALARY

     To attract and retain well-qualified executives, it is the Committee's policy to establish base salaries at levels and provide benefit packages that are considered to be competitive. Base salaries for executive officers are determined initially by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at similar companies within the custom chassis industry. Some of the companies used for this comparison are included in the indices used in the Stock Price Performance Graph presented in this Proxy Statement.

     The Committee believes that base salaries should approximate the mid-point of the range of salaries paid for similar positions by companies in similar industries. The Committee may recommend adjustments on a periodic basis to maintain the desired levels of base salaries for the Company's executives.

     The Committee determines annual salary adjustments by evaluating the competitive marketplace, the performance of the Company and the executive officer, as well as any increased responsibilities assumed by the executive officer. Salary adjustments are determined and implemented generally on a 12-month cycle.

ANNUAL INCENTIVE BONUS

     The Committee selects members of management to participate in the Company's incentive bonus program. The Committee considers several factors in determining the annual incentive bonus, if any, paid to management, including achievement of the Company's strategic and operating goals and an individual's achievement of personal goals. In addition, the Company considers factors such as net earnings per share, revenues, return on assets and return on equity.

STOCK OPTION PLANS

     The Company currently grants stock options under the Nonqualified Stock Option Plan and the 1994 Incentive Stock Option Plan. The stock


                      -26-
option plans allow officers and key employees to purchase stock of the Company at a price established on the date of grant. Options granted under the Nonqualified Stock Option Plan must have an exercise price equal to at least 85% of the fair market value of the Company's Common Stock. Incentive stock options granted under the 1994 Incentive Stock Option
Plan must have an exercise price equal to at least 100% of the fair market value. The Committee administers all aspects of the plans and reviews, modifies (to the extent appropriate) and approves management's recommendations for awards.

     Absent unusual circumstances, the Committee has historically granted stock options on an annual basis to officers, key employees and inside directors and on a biannual basis to outside directors. The Company's stock option plans are designed to encourage long-term investment in the Company by participating executives and key employees, more closely align executive and shareholder interests, as well as rewarding executive officers and other key employees for building shareholder value. The Committee believes stock ownership by management and other key employees is beneficial.

     In determining the number of options to be awarded to an officer or key employee, the Committee takes into consideration the levels of responsibility and compensation. The Committee also considers the recommendations of management (except for awards to the Chief Executive Officer), the individual performance of the officer or employee and the number of shares or other compensation awarded to the officer or employee at other companies. Generally, both the number of shares granted and their proportion relative to the total number of shares granted increase corresponding to the level of a participant's responsibility. Although the Committee may also consider the number of options already held by an officer or employee, this factor is not considered to be particularly important by the Committee in determining the amounts of awards.

CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer's compensation is based upon the policies and objectives outlined above for all executive officers. Mr. George Sztykiel's base salary in 1995 was 22% above his 1994 salary. Mr. Sztykiel's annual incentive bonus award for 1995 was $5,000 and his four quarterly bonuses totaled $5,357. During 1995, Mr. Sztykiel was awarded options to purchase 15,000 shares of the Company's Common Stock.

     All recommendations of the Committee attributable to 1995 compensation were unanimous and were approved and adopted by the Board of Directors without modification.

     The Committee welcomes written comment from the Company's shareholders concerning its compensation programs. Comments should be marked "personal



                      -27-
and confidential" and addressed to the Compensation Committee of the Board of Directors, Spartan Motors, Inc., 1000 Reynolds Road, Post Office Box 440, Charlotte, Michigan 48813.


                                   Respectfully submitted,


                                   George Tesseris, Chairman
                                   Charles E. Nihart
                                   Max A. Coon


                       STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on Spartan's Common Stock to the CRSP Total Return Index for The NASDAQ Stock Market ("CRSP NASDAQ") and the CRSP Total Return Index for NASDAQ Trucking and Transportation Stocks ("CRSP T&T"), over a five-year period ended December 31, 1995, using 1990 as a base period. The CRSP NASDAQ is a broad-based equity market index developed by the Center for Research in Security Prices at the University of Chicago. The CRSP T&T is comprised of companies with a market capitalization similar to that of the Company and is also developed by the Center for Research in Security Prices. The CRSP NASDAQ index and CRSP T&T index both assume dividend reinvestment. Cumulative total shareholder return is measured by dividing (i) the sum of:
(a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment; and (b) the difference between the share price at the end and the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period.

                    COMPARISON OF FIVE YEAR CUMULATIVE
                         TOTAL SHAREHOLDER RETURN







                      [STOCK PRICE PERFORMANCE GRAPH]










                      -28-
     The dollar values for total shareholder return plotted in the graph above are shown in the table below:

             FISCAL
            YEAR-END          SPARTAN     CRSP NASDAQ     CRSP T&T
              1990            $ 100          $ 100         $ 100
              1991              738            161           145
              1992              955            187           178
              1993              996            215           216
              1994              786            210           196
              1995              650            296           223


                   SECTION 16(A) REPORTING DELINQUENCIES

    Section 16(a) of the Exchange Act requires Spartan's directors and officers and persons who beneficially own more than 10% of the outstanding shares of Common Stock to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the 1995 fiscal year, the Company believes that its directors and officers complied with all applicable filing requirements during the Company's last fiscal year.


                           INDEPENDENT AUDITORS

    Deloitte & Touche LLP has served as independent auditors of the Company for the last 12 years. The Board of Directors believes that the experience Deloitte & Touche LLP has acquired remains valuable to the Company and has again selected Deloitte & Touche LLP as independent auditors for the Company for its 1996 fiscal year. Each year the Board of Directors reviews and approves in advance the estimated audit fees, the scope of the annual audit and other recurring services. Any actual expenses equal to or greater than the estimated fees are reviewed by the Board of Directors on an individual basis. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.




                      -29-
                           SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than December 26, 1996, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals of shareholders should be made in accordance with Rule 14a-8 issued under the Exchange Act and should be addressed to Secretary of Spartan Motors, Inc., 1000 Reynolds Road, Post Office Box 440, Charlotte, Michigan 48813.


                          SOLICITATION OF PROXIES

    Solicitation of proxies will be made initially by mail. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone or facsimile or in person without additional compensation. Proxies may be solicited by nominees and other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by them. The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy material to beneficial owners. The Company has engaged Corporate Investor Communications, Inc. at an estimated cost of $3,500, plus expenses and disbursements, to assist in the solicitation of proxies.

                                  By Order of the Board of Directors



Charlotte, Michigan               James R. Jenks
April 25, 1996                    Secretary and Treasurer




















                      -30-
                                APPENDIX A


    MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

DATE RECEIVED                                    (FOR BUREAU USE ONLY)






NAME


ADDRESS


CITY             STATE          ZIP CODE

                                                   EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.



                  RESTATED ARTICLES OF INCORPORATION

                                  OF

                         SPARTAN MOTORS, INC.


    1. These Restated Articles of Incorporation are executed pursuant to the provisions of Sections 641-643, Act 284, Public Acts of 1972, as amended.

    2. The corporation identification number (CID) assigned by the Bureau is 162-372.

    3.   The present name of the corporation is:

                         SPARTAN MOTORS, INC.

    4.   The corporation has had no former names.

    5. The date of filing the original Articles of Incorporation was August 27, 1975.




    6. The following Restated Articles of Incorporation supersede the original Articles of Incorporation as amended and shall be the Articles of Incorporation of the corporation:


                              ARTICLE I

         The name of the corporation is:

                         SPARTAN MOTORS, INC.


                              ARTICLE II

         The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Michigan Business Corporation Act.

         To conduct and be engaged in the business of manufacturing, producing, and sale, at wholesale and retail, of specialized motor vehicles and motor vehicle equipment and parts and all other related items.

         To make, perform, and carry out contracts of every kind and description pertaining to the purpose of this corporation and for any lawful purposes necessary and expedient thereto with any person, firm, association, or corporation.

         To acquire, own, hold, buy, sell and in every other manner deal in the shares of stock of other corporations, and to exchange shares of its own capital stock for any of the things, rights, and properties which it might otherwise lawfully acquire and hold.

         To make contracts with any of the officers, directors, shareholders, or employees of this corporation, individually or otherwise, and without limitation, restriction, or prejudice, which contracts shall be considered and construed on the same basis as contracts with third persons, all in furtherance of the management, operation, objects, and purposes of the corporation.

         To borrow and to issue bonds, debentures, notes, and other evidences of indebtedness and obligations from time to time for any lawful corporate purpose and to mortgage, pledge, and otherwise charge any or all of its properties, rights, privileges, and assets to secure the payment thereof.





                       -2-
                             ARTICLE III

         The total number of shares of which the corporation shall have the authority to issue is twenty-five million, nine hundred thousand (25,900,000) divided into two classes, as follows:

         (1)  Twenty-three million, nine hundred thousand
(23,900,000) shares of common stock of the par value of One Cent
($.01), which shall be called "Common Stock."

         (2) Two million (2,000,000) shares of preferred stock, having no par value, which shall be called "Preferred Stock."

         The following provisions shall apply to the authorized stock of the corporation:

    A.   PROVISIONS APPLICABLE TO COMMON STOCK.

         1. NO PREFERENCE. None of the shares of the Common Stock shall be entitled to any preferences, and each share of Common Stock shall be equal to every other share of said Common Stock in every respect.

         2. DIVIDENDS. After payment or declaration of full dividends on all shares having a priority over the Common Stock as to dividends, and after making all required sinking or retirement fund payments, if any, on all classes of preferred shares and on any other stock of the corporation ranking as to dividends or assets prior to the Common Stock, dividends on the shares of Common Stock may be declared and paid, but only when and as determined by the Board of Directors.

         3. RIGHTS ON LIQUIDATION. On any liquidation, dissolution, or winding up of the affairs of the corporation, after there shall have been paid to or set aside for the holders of all shares having priority over the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive pro rata all the remaining assets of the corporation available for distribution to its shareholders.

         4. VOTING. At all meetings of shareholders of the corporation, the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them respectively.

    B.   PROVISIONS APPLICABLE TO PREFERRED STOCK.

         1. ISSUANCE IN SERIES. The authorized shares of Preferred Stock may be issued from time to time in one or more series, each of


                       -3-
such series to have such designations, powers, preferences, and relative, participating, optional, or other rights, and such qualifications, limitations, or restrictions, as may be stated in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors. Authority is hereby expressly granted to the Board of Directors, subject to the provision of this Article, to authorize the issuance of any authorized and unissued shares of Preferred Stock (whether or not previously designated as shares of a particular series, and including shares of any series issued and thereafter acquired by the corporation) as shares of one or more series of Preferred Stock, and with respect to each series to determine and designate by resolution or resolutions providing for the issuance of such series:

         (a) The number of shares to constitute the series and the title thereof;

         (b) Whether the holders shall be entitled to cumulative or noncumulative dividends, and, with respect to shares entitled to cumulative dividends, the date or dates from which such dividends shall be cumulative, the rate of the annual dividends thereon (which may be fixed or variable and may be made dependent upon facts ascertainable outside of the Restated Articles of Incorporation), the dates of payment thereof, and any other terms and conditions relating to such dividends;

         (c) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property, or rights, including securities of any other corporation, and whether redeemable at the option of the holder or the corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which, and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed, and the terms and amount of a sinking fund, if any, provided for the purchase or redemption of such shares;

         (d) Whether the shares of such series shall be participating or nonparticipating, and, with respect to participating shares, the date or dates from which the dividends shall be participating, the rate of the dividends thereon (which may be fixed or variable and may be made dependent upon facts ascertainable outside of the Restated Articles of Incorporation), the dates of payment thereof, and any other terms and conditions relating to such additional dividends;




                       -4-
         (e) The amount per share payable to holders upon any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation;

         (f) The conversion or exchange rights, if any, of such series, including, without limitation, the price or prices, rate or rates, and provisions for the adjustment thereof (including provisions for protection against the dilution or impairment of such rights), and all other terms and conditions upon which shares constituting such series may be converted into, or exchanged for, shares of any other class or classes or series;

         (g) The voting rights per share, if any, of each such series, provided that in no event shall any shares of any series be entitled to more than one vote per share; and

         (h) All other rights, privileges, terms, and conditions that are permitted by law and are not inconsistent with this Article.

         All shares of Preferred Stock shall rank equally and be identical in all respects except as to the matters specified in this Article or any amendment thereto, or the matters permitted to be fixed by the Board of Directors, and all shares of any one series thereof shall be identical in every particular except as to the date, if any, from which dividends on such shares shall accumulate.

         2. DIVIDENDS. The holders of shares of each series of Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, dividends at, but not exceeding, the dividend rate fixed for such series by the Board of Directors pursuant to the provisions of this Article.

         3. LIQUIDATION PREFERENCE. Upon the liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive in full out of the assets of the corporation available for distribution to shareholders (including its capital) before any amount shall be paid to, or distributed among, the holders of Common Stock, an amount or amounts fixed by the Board of Directors pursuant to the provisions of this Article. If the assets of the corporation legally available for payment or distribution to holders of the Preferred Stock upon the voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation are insufficient to permit the payment of the full preferential amount to which all outstanding shares of the Preferred Stock are entitled, then such assets shall be distributed ratably upon outstanding shares of the Preferred Stock in proportion to the full preferential amount to which each such share shall be entitled. After


                       -5-
payment to holders of the Preferred Stock of the full preferential amount, holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the corporation. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into the corporation, or the sale, lease, or conveyance of all or substantially all of the property or business of the corporation, shall not be deemed to be a dissolution, liquidation, or winding up for purposes of this Section 3.


                              ARTICLE IV

         The address of the current registered office of the corporation is 1000 Reynolds Road, Charlotte, Michigan 48813. The mailing address of the corporation is Post Office Box 440, Charlotte, Michigan 48813.

         The name of the current resident agent is Mr. Anthony G.
Sommer.


                              ARTICLE V

         When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization,
to be summoned in such manner as the court directs.   If a majority in
number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all of the creditors or class of creditors, or on all of the shareholders or class of shareholders and also on this corporation.

                              ARTICLE VI

         Members of the Board of Directors of the corporation shall be selected, replaced, and removed as follows:


                       -6-
         (1) NUMBER OF DIRECTORS. The number of the directors of the corporation shall be fixed from time to time by resolution adopted by a majority vote of the Board of Directors but shall not be less than three.

         (2) CLASSIFICATION. The Board of Directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of the shareholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

         (3) VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Any vacancy occurring in the Board of Directors caused by resignation, removal, death, disqualification, or other incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled by a majority vote of directors then in office, whether or not a quorum. Each director chosen to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen. When the number of directors is changed, any newly created or eliminated directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         (4) REMOVAL. Any director may be removed from office at any time, but only for cause, and only if removal is approved as set forth below.

              Except as may be provided otherwise by law, cause for removal shall be construed to exist only if: (i) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been adjudicated by a court of competent jurisdiction to be liable for negligence or misconduct in the performance of his duty to the corporation in a matter of substantial importance to the corporation and such adjudication is no longer subject to direct appeal;
    (iii) such director has become mentally incompetent, whether or not so adjudicated, which mental incompetency directly affects his ability as a director of the corporation; or



                       -7-
    (iv) such director's actions or failure to act are deemed by the Board of Directors to be in derogation of the director's duties.

         Whether cause for removal exists shall be determined by the affirmative vote of two-thirds (2/3) of the total number of directors. Any action to remove a director pursuant to (i) or (ii) above shall be taken within one year of such conviction or adjudication. For purposes of this paragraph, the total number of directors will not include the director who is the subject of the removal determination, nor will such director be entitled to vote thereon.

                             ARTICLE VII

         The corporation shall indemnify directors and executive officers of the corporation as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative, or investigative action, suit, or proceeding (whether brought by or in the name of the corporation, a subsidiary, or otherwise) arising out of their service to the corporation, a subsidiary, or to another organization at the request of the corporation or a subsidiary. The corporation may indemnify persons who are not directors or executive officers of the corporation to the extent authorized by bylaw, resolution of the Board of Directors, or contractual agreement authorized by the Board of Directors. The corporation may purchase and maintain insurance to protect itself and any such director, officer, or other person against any liability asserted against him or her and incurred by him or her in respect of such service whether or not the corporation would have the power to indemnify him or her against such liability by law or under the provisions of this paragraph. The provisions of this paragraph shall apply to actions, suits, or proceedings, whether arising from acts or omissions occurring before or after the adoption of this Article VII, and to directors, officers, and other persons who have ceased to render such service, and shall inure to the benefit of the heirs, executors, and administrators of the directors, officers, and other persons referred to in this paragraph.


                             ARTICLE VIII

         A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. However, this Article VIII shall not eliminate or limit the liability of a director for any of the following:

         (1) A breach of the director's duty of loyalty to the corporation or its shareholders.


                       -8-
         (2) Acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law.

         (3) A violation of Section 551(1) of the Michigan Business Corporation Act.

         (4) A transaction from which the director derived an improper personal benefit.

         (5) An act or omission occurring before the effective date of this Article VIII.

         Any repeal or modification of this Article VIII by the shareholders of the corporation shall not adversely affect any right or protection of any director of the corporation existing at the time of, or with respect to, any acts or omissions occurring before such repeal or modification.

         I, the President of Spartan Motors, Inc., sign my name this ___ day of ___________, 1996.


                             SPARTAN MOTORS, INC.



                             _________________________________
                             John E. Sztykiel
                             President






















                       -9-
                              APPENDIX B

                         SPARTAN MOTORS, INC.

                 1988 NONQUALIFIED STOCK OPTION PLAN
                    (As Amended February 27, 1996)


    1. PURPOSE. The 1988 Nonqualified Stock Option Plan (the "Plan") is intended to advance the interest of Spartan Motors, Inc. (the "Company"), its shareholders, and its subsidiaries by encouraging and enabling selected officers, directors and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock.
Options granted under the Plan are intended to be options which do not meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").


    2.   DEFINITIONS.

         (a) "Board" means the Board of Directors of the Company.

         (b)  "Committee" means the body administering the Plan.

         (c)  "Common Stock" means the company's no par value
    Common Stock.

         (d) "Date of Grant" means the date on which an option is granted under the Plan.

         (e)  "Option" means an option granted under the Plan.

         (f) "Optionee" means a person to whom an option, which has not expired, has been granted under the Plan.

         (g) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in
    Section 425 of the Code.

         (h) "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an option by bequest or inheritance or by reason of the death of any optionee.

         (i) "Tax Benefit Right" means any right granted to a Participant under Paragraph 8 of the Plan;



    3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall report all action taken by it to the Board. Options to directors who are not employees of the Company may be granted only pursuant to subparagraph (a) of paragraph 6 of the Plan. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan and in particular to the provisions of subparagraph (a) of paragraph 6, to determine the employees to whom and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical, including, but without limitation, terms covering the payment of the option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.


    4. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options granted under the Plan shall not exceed 400,000 (900,000 as adjusted through June 5, 1996), subject to adjustment under the provisions of paragraph 7. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, shares issued and reacquired by the Company, or shares bought on the market for the purposes of the Plan. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option but not purchased thereunder shall again be available for options to be granted under the Plan. Subject to adjustments under paragraph 7, options for no more than 16,000 shares (36,000 as adjusted through June 5, 1996), may be granted under this or any other Plan of the Company to any one person in any calendar year.


    5. PARTICIPANTS. Options and tax benefit rights may be granted under the Plan to: (a) any person who is an officer or employee (including officers and employees who are directors) of the Company or any of its subsidiaries; and (b) directors of the Company who are not employees of the Company only as provided in subparagraph (a) of paragraph 6 of the Plan.


    6. TERMS AND CONDITIONS OF OPTIONS. Any option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable director, officer, or employee and shall contain



                       -2-
such terms and be in such form as the Committee may from time to time approve, consistent with the terms of the Plan and specifically subject to the following limitations and conditions.

         (a) NON-EMPLOYEE DIRECTOR OPTIONS. Subject to adjustment as provided in paragraph 7, an option to purchase 3,500 shares of Common stock shall be granted automatically on June 30 and December 31, of each year, to each director of the Company who is not an employee of the Company or any of its subsidiaries. Stock options awarded under this paragraph shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The per share price of each option awarded pursuant to this paragraph shall be 100 percent of: (i) if Common Stock is not then listed and traded on a recognized securities exchange, the mean of the bid and asked quotations for Common Stock on the Date of Grant (as reported by a recognized stock quotation service) or, if there is no bid or asked quotation on the Date of Grant, the mean of the bid and asked quotations on the date nearest preceding the Date of Grant; or (ii) if Common Stock is then listed and traded on a recognized securities exchange, the mean of the highest and lowest sales prices at which shares of Common Stock were traded on that exchange on the Date of Grant or, if Common Stock was not traded on the Date of Grant, the mean of such prices on the date nearest preceding the Date of Grant. The exercise price for each share purchased pursuant to an option granted under the Plan shall be payable in cash or in shares of Common Stock (including Common Stock to be received upon a simultaneous exercise) or other consideration substantially equivalent to cash. When appropriate arrangements are made with a broker or other institution, payment may be made by a properly executed exercise notice directing delivery of shares to a broker, together with irrevocable instructions to the broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. Except as provided in this subparagraph, no director who is not an employee of the Company or any other person shall have any claim to be granted any option under the Plan. Nothing in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements. The grant of an option under the Plan shall not be considered to give a director the right to be retained as a director of the Company or to continue as a director of the Company.





                       -3-
         (b) OPTION PRICE. Other than for awards to directors who are not employees of the Company or any of its subsidiaries, the per share price of each option awarded pursuant to the Plan shall be determined by the Committee but shall not be less than 85 percent of the fair market value of a share of Common Stock on the Date of Grant. For purposes of this subparagraph, fair market value shall be as determined by the Committee and that determination shall be binding on the Company and the Optionee. The Committee may base that determination on: (i) if Common Stock is not then listed and traded on a recognized securities exchange, the mean of the bid and asked quotations for Common Stock on the Date of Grant (as reported by a recognized stock quotation service) or, if there is no bid or asked quotation on the Date of Grant, the mean of the bid and asked quotations on the date nearest preceding the Date of Grant; (ii) if Common Stock is then listed and traded on a recognized securities exchange, the mean of the highest and lowest sales prices at which shares of Common Stock were traded on that exchange on the Date of Grant or, if Common Stock was not traded on the Date of Grant, the mean of such prices on the date nearest preceding the Date of Grant, and (iii) any other factors that the Committee deems appropriate.

         (c) OPTION PERIOD. The expiration date of each option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall be more than ten (10) years from the Date of Grant.

         (d)  VESTING OF SHAREHOLDER RIGHTS.  Neither an
    Optionee nor his successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

         (e) EXERCISE OF OPTION. Each option shall be exercisable from time to time over a period beginning on the Date of Grant and ending upon the expiration or termination of the option; provided that the Committee may, by the provisions of any option agreement, limit the number of shares that may be purchased pursuant to an option in any period or periods of time during which the option is exercisable. An option shall not be exercisable in whole or in part prior to the date of shareholder approval of the Plan.

         (f) NONTRANSFERABILITY OF OPTION. No option shall be transferable or assignable by an Optionee, other than by will or the laws of descent and distribution, and each


                       -4-
    option shall be exercisable during the Optionee's lifetime only by him. No option shall be pledged or hypothecated in any way and no option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

         (g) TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. Upon termination of an Optionee's employment with the Company or any of its subsidiaries or termination of service as a director of the Company, an Optionee may only purchase those Shares for which options were exercisable at the date of his termination and all such options shall expire unless exercised within 90 days after the date of his termination. The award of an option to any participant shall not alter in any way the Company's or the relevant subsidiary's rights to terminate the Optionee's employment or directorship at any time for any reason, nor shall it confer upon an Optionee any rights or privileges except as specifically provided in the Plan.

         (h) DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or any of its subsidiaries or while serving as a director of the Company, the Optionee's successor in interest may purchase only those for which options were exercisable at the date of death and such options shall expire unless exercised by the successor within one year of the date of death.


    7.   ADJUSTMENTS.

         (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share.

                       -5-
         (b) In the event of the dissolution or liquidation of the Company, any option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days' written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his option as to all or any part of the shares covered thereby including shares as to which such option would not otherwise be exercisable by reason of an insufficient lapse of time.

         (c) In the event of a Reorganization (as hereinafter defined) in which the company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then the committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to the Option under the Plan) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such options.

              The term "Reorganization" as used in this subparagraph (c) of this paragraph 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, or securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

         (d) Adjustments and determinations under this paragraph 7 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.


    8.   TAX BENEFIT RIGHTS.  A Participant may be granted Tax
Benefit Rights under the Plan to encourage a Participant to exercise Options and provide certain tax benefits to the Company.

         (a) GRANT. A Tax Benefit Right entitles a Participant to receive from the Company or a Subsidiary a cash payment not to exceed the amount calculated by multiplying the ordinary income, if any, realized by the Participant for federal tax purposes as a result of the exercise of a nonqualified stock option by the maximum federal income tax


                       -6-
    rate (including any surtax or similar charge or assessment) for corporations, plus the applicable state and local tax imposed on the exercise of the Option.

         (b) RESTRICTIONS. A Tax Benefit Right may be granted only with respect to a stock option issued and outstanding or to be issued under the Plan or any other plan of the Company or its Subsidiaries that has been approved by the shareholders as of the date of the Plan and may be granted concurrently with or after the grant of the stock option. Such rights with respect to outstanding incentive stock options under Section 422 of the Code shall be issued only with the consent of the Participant if the effect would change the date of grant or the exercise price, or otherwise impair the Participant's existing stock options. A stock option to which a Tax Benefit Right has been attached shall not be exercisable by an officer or employee subject to
    Section 16 of the Securities Exchange Act of 1934 for a period of six months from the date of the grant of the option.

         (c) TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any Tax Benefit Rights granted and the Participants to whom such rights will be granted with respect to stock options under the Plan or any other plan of the Company. The Committee may amend, cancel, limit the term of, or limit the amount payable under a Tax Benefit Right at any time prior to the exercise of the related stock option, unless otherwise provided under the terms of the Tax Benefit Right. The net amount of a Tax Benefit Right, subject to withholding, may be used to pay a portion of the stock option price, unless otherwise provided by the Committee. The provisions of Section 9 with respect to stock-based tax withholding shall also apply to any tax benefit rights granted under the Plan.


    9.   RESTRICTIONS ON ISSUING SHARES.

         (a) WITHHOLDING. The Company or a subsidiary shall be entitled to (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or the subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Option including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Option; or (b) require a


                       -7-
    Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Option. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or by delivery to the Company of previously owned Common Stock. The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate to comply with Rule 16b-3 under the Act.

         (b) COMPLIANCE WITH LAWS; LISTING AND REGISTRATION OF SHARES. All Options granted under the Plan (and all issuances of Common Stock or other securities under the
    Plan) shall be subject to applicable laws, rules and regulations, and to the requirement that if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part, or the restrictions on such Option shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.


    10. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.


    11. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan. The Board may amend the Plan from time to time in such respects as the Board may deem advisable for the options granted under the Plan to conform to any changes in law or any other respect which the Board may deem to be in the best interests of the Company; provided, that: (a) the provisions of subparagraph (a) of paragraph 6 may not be amended more than once every six months, other than to conform to changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules issued under either of such statutes; and (b) without approval of the shareholders of the Company representing a majority of the voting power, no such amendment shall (i) except as specified in paragraph 7, increase the maximum number of shares for which options may be granted under the Plan, (ii)


                       -8-
change the provisions of subparagraph (b) of paragraph 6 relating to the establishment of the option price, (iii) change the provisions of subparagraph (c) of paragraph 6 relating to the expiration date of each option, or (iv) change the provisions of the third sentence of this paragraph 11 relating to the term of the Plan. Unless the Plan is terminated earlier by the Board or as provided in paragraph 12, the Plan shall terminate ten years after the effective date of the Plan. No option may be granted during any suspension or after the termination of the Plan. Except as provided in paragraph 12, no amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any option previously granted to that Optionee under the Plan.


    12. EFFECTIVE DATE OF PLAN AND SHAREHOLDER APPROVAL. The effective date of the Plan is March 28, 1988, the date of its approval by the Board; provided, however, if the Plan is not approved by such shareholders before December 31, 1988, the Plan shall terminate and any options granted thereunder shall be void and have no force or effect.































                       -9-
                              APPENDIX C

                         SPARTAN MOTORS, INC.

             1996 STOCK OPTION AND RESTRICTED STOCK PLAN

                     FOR OUTSIDE MARKET ADVISORS


                              SECTION 1

                ESTABLISHMENT OF PLAN; PURPOSE OF PLAN

    1.1 ESTABLISHMENT OF PLAN. Spartan Motors, Inc. hereby establishes the 1996 Stock Option and Restricted Stock Plan for
Outside Market Advisors (the "Plan"). The Plan permits the grant or award of Options and Restricted Stock.

    1.2 PURPOSE OF PLAN. The purpose of the Plan is to provide those individuals who provide marketing, promotion and product development advice and counsel to the Company or its subsidiaries with the right to receive or purchase the Common Stock of the Company so as to join the interests of these persons with the interests of Spartan Motors, Inc. and its shareholders through the increased opportunity for stock ownership.


                              SECTION 2

                             DEFINITIONS

    The following words have the following meanings unless a different meaning is plainly required by the context:

    2.1  "Act" means the Securities Exchange Act of 1934, as amended.

    2.2  "Board" means the Board of Directors of the Company.

    2.3  "Code" means the Internal Revenue Code of 1986, as amended.

    2.4 "Committee" means the Stock Option Plan Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board appointed by the Board all of whom shall be "disinterested persons" as defined in Rule 16b-3 under the Act.

    2.5 "Common Stock" means the common stock, no par value, of the Company.



    2.6 "Company" means Spartan Motors, Inc., a Michigan corporation.

    2.7 "Competition" means participation, directly or indirectly, in the ownership, management, financing or control of any business that is the same as or similar to the present or future businesses of the Company or its parent or any Subsidiary. Such participation could be by way of employment, consulting services, directorship or officership. Ownership of less than five percent (5%) of the shares of any corporation whose shares are traded publicly on any national or regional stock exchange or over the counter shall not be deemed Competition.

    2.8 "Incentive Award" means the award or grant of an Option or Restricted Stock to a Participant under the Plan.

    2.9 "Market Value" of any security on any given date means: (a) if the security is listed for trading on one or more national securities exchanges (including The NASDAQ National Market System), the mean of the highest and lowest sales prices on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including The NASDAQ National Market System) but is traded in the over-the-counter market, the mean of highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, the value as determined by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

    2.10 "Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may not be an incentive stock option within the meaning of Section 422(b) of the Code.

    2.11 "Outside Market Advisor" means an individual who by reason of his or her position or past or future dealings or knowledge of the Company or any of its subsidiaries is in a position to provide marketing, promotion and product development advice and counsel. The Board of Directors



                       -2-
         shall determine the persons deemed to be Outside Market
         Advisors or the standard or method used to determine the persons to be considered Outside Market Advisors.

    2.12 "Participant" means an Outside Market Advisor who the
         Committee determines is eligible to participate in the Plan and who is designated to be granted an Incentive Award under the Plan.

    2.13 "Restricted Period" means the period of time during which Restricted Stock awarded under the Plan is subject to restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

    2.14 "Restricted Stock" means Common Stock awarded to a
         Participant under Section 6 of the Plan.

    2.15 "Subsidiary" means any corporation of which a majority of the outstanding voting stock is directly or indirectly owned or controlled by the Company, or by one or more
         Subsidiaries.


                              SECTION 3

                            ADMINISTRATION

    3.1 POWER AND AUTHORITY. The Committee shall administer the Plan, shall have full power and authority to interpret the provisions of the Plan, and shall have full power and authority to supervise the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by all of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable. The members of the Committee shall receive reasonable fees for their services.

    3.2 GRANTS OR AWARDS TO PARTICIPANTS. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to: determine whether and when Incentive Awards will be granted, the persons or entities to be granted Incentive Awards, the amount of Incentive Awards to be granted to each person and the terms of the Incentive Awards to be granted; vary and amend vesting


                       -3-
schedules, if any; and waive any restrictions or conditions applicable to any Incentive Award. Incentive Awards shall be granted or awarded by the Committee, and Incentive Awards may be amended by the Committee consistent with the Plan, provided that no such amendment may become effective without the consent of the Participant, except to the extent that the amendment operates solely to the benefit of the Participant.

    3.3 INDEMNIFICATION OF COMMITTEE MEMBERS. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying upon information furnished in connection with the Plan's administration by any appropriate person or persons.


                              SECTION 4

                      SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in subsection 4.2 of the Plan, a maximum of 200,000 shares of Common Stock shall be available for Incentive Awards under the Plan, with a maximum of 30,000 shares available for issuance in any one year. Such shares shall be authorized and unissued shares.

    4.2 ADJUSTMENTS. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or any other change in the corporate structure or shares of the Company, the aggregate number and class of shares available for grants or awards under the Plan, together with the Option prices, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Award, with an appropriate cash adjustment for the value of any Incentive Awards eliminated. If an Incentive Award is canceled, surrendered, modified, expired or terminated during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not delivered under such Incentive Award shall be available for other Incentive Awards.









                       -4-
                              SECTION 5

                               OPTIONS

    5.1 GRANT. A Participant may be granted one or more Options under the Plan. Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of the Options granted under the Plan. The Committee shall have complete discretion in determining the number of Options granted to each Participant.

    5.2 OPTION AGREEMENTS. Each Option shall be evidenced by an Option agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Committee from time to time determines. Option Agreements may be amended by the Committee consistent with the Plan, but no such amendment shall be effective as to a Participant without the Participant's consent unless the amendment operates solely to the benefit of the Participant.

    5.3 OPTION PRICE. The per share Option price shall not be less than the Market Value on the date of grant. The date of grant of an Option shall be the date the Option is authorized by the Committee or such future date specified by the Committee as the date for issuing the Option.

    5.4 MEDIUM AND TIME OF PAYMENT. The exercise price for each share purchased pursuant to an Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock (including Common Stock to be received upon a simultaneous exercise). The time and terms of payment may be amended with the consent of the Participant before or after exercise of the Option, but such amendment shall not reduce the Option price. The Committee may from time to time authorize payment of all or a portion of the Option price in the form of a promissory note or installments according to such terms as the Committee may approve. The Board may restrict or suspend the power of the Committee to permit such loans and may require that adequate security be provided.

    5.5 LIMITS ON EXERCISABILITY. Options shall be exercisable for such periods as may be fixed by the Committee, not to exceed ten years from the grant date. At the time of the exercise of an Option, the holder of the Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may also vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of Options granted under the Plan.


                       -5-
    5.6  TRANSFERABILITY.

         (a) GENERAL. Unless the Committee otherwise consents or unless the terms of the Option agreement provide otherwise, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution if the participant is a natural person. In addition, all Options granted to a Participant during the Participant's lifetime shall be exercisable during the Participant's lifetime only by such Participant, his guardian, or legal representative.

         (b) OTHER RESTRICTIONS. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

    5.7  RESTRICTIONS ON EXERCISE.

         (a) GENERAL. The Committee may impose such restrictions as it deems appropriate on the Participant's right to exercise any options granted. Such restrictions shall be specified in the Option Agreement entered into with the participant under Section 5.2.

         (b) SPECIFIC RESTRICTIONS. Notwithstanding the Committee's right to impose additional restrictions under Section 5.7(a), the following restrictions shall also apply:

              (i) If the Participant ceases to be an Outside Market Advisor for any reason other than death or disability, the Option issued to such Participant shall no longer be exercisable. If a Participant dies or becomes disabled, the Option shall be exercisable by the Participant or personal representative for a period of three months after the date the Participant ceases to be an Outside Market Advisor, but only to the extent that the Participant was entitled to exercise the option on the date Participant ceases to be an Outside Market Advisor, unless the Option Agreement provides otherwise or the Committee otherwise consents;

              (ii) If the Committee determines that the Participant has entered into Competition with the Company or any of its subsidiaries, the Participant's right to exercise any outstanding options shall terminate as of that date of entry into Competition. The Committee shall have sole discretion in making such determination.


                       -6-
                              SECTION 6

                           RESTRICTED STOCK

    6.1 GRANT. A Participant may be granted Restricted Stock under the Plan. Restricted Stock shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. Restricted Stock shall be awarded on the condition that the Participant continues to perform certain services or meets certain requirements as provided by the Committee in the Restricted Stock Agreement.

    6.2 RESTRICTED STOCK AGREEMENTS. Each award of Restricted Stock shall be evidenced by a Restricted Stock Agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Committee from time to time determines. Restricted Stock Agreements may be amended by the Committee consistent with the Plan, but no such amendment shall be effective as to a Participant without the Participant's consent unless the amendment operated solely for the benefit of the Participant.

    6.3 TERMINATION OF OUTSIDE MARKET ADVISOR STATUS. In addition to any restrictions that the Committee may impose on the award of Restricted Stock the following restrictions shall apply:

         (a) COMPETITION. If the Committee determines that the Participant has entered into Competition with the Company or any of its subsidiaries or ceases to be an Outside Market Advisor other than by reason of death or disability, then any shares of Restricted Stock still subject to restrictions on the date of such determination shall automatically be forfeited and returned to the Company.

         (b) DEATH OR DISABILITY. Unless the terms of the Restricted Stock agreement or grant provide otherwise, in the event a Participant is no longer an Outside Market Advisor because of death or disability during the Restricted Period, the Participant's right to all of the Participant's Restricted Stock shall vest as of the date of death or disability, and the Participant's Restricted Stock may be transferred free of any restrictions under the Plan, except any restrictions as the Company may reasonably specify to ensure compliance with federal and state securities laws.

    6.4  RESTRICTIONS ON TRANSFERABILITY.

         (a) GENERAL. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement provide otherwise, shares of Restricted Stock shall not be


                       -7-
    sold, exchanged, transferred, pledged or otherwise disposed of by a Participant during the Restricted Period other than to the Company pursuant to subsection 6.3 or 6.4(b) or by will or the laws of descent and distribution.

         (b) SURRENDER TO THE COMPANY. If any sale, exchange, transfer, pledge or other disposition, voluntary or involuntary, of Restricted Stock that has not vested shall be made or attempted during the Restricted Period, except as provided above in subsections 6.3 and 6.4(b), the Participant's right to the Restricted Stock shall immediately cease and terminate, and the Participant shall promptly surrender to the Company all such Restricted Stock in the Participant's possession.

         (c) OTHER RESTRICTIONS. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

    6.5 RIGHTS AS A SHAREHOLDER. During the Restricted Period, a Participant shall have all rights of a shareholder with respect to his Restricted Stock, including (a) the right to vote any shares at shareholders' meetings; (b) the right to receive, without restriction, all cash dividends paid with respect to such Restricted Stock; and (c) the right to participate with respect to such Restricted Stock in any stock dividend, stock split, recapitalization or other adjustment in the Common Stock of the Company or any merger, consolidation or other reorganization involving an increase or decrease or adjustment in the Common Stock of the Company. Any new, additional or different shares or other security received by the Participant pursuant to any such stock dividend, stock split, recapitalization or reorganization shall be subject to the same terms, conditions and restrictions as those relating to the Restricted Stock for which such shares were received.

    6.6  DEPOSIT OF CERTIFICATES; LEGENDING OF RESTRICTED STOCK.

         (a) DEPOSIT OF CERTIFICATES. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall be registered in the name of the relevant Participant and deposited, together with a stock power endorsed in blank, with the Company. In the discretion of the Committee, any such certificates may be deposited in a bank designated by the Committee or delivered to the Participant. Certificates for shares of Restricted Stock that have vested shall be delivered to the Participant upon request within a reasonable period of time. The Participant shall sign all documents necessary or appropriate to facilitate such delivery.

                       -8-
         (b) LEGEND. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

         The shares represented by this certificate were issued subject to certain restrictions under the Spartan Motors, Inc. 1996 Stock Option and
         Restricted Stock Plan for Outside Market Advisors
         (the "Plan"). A copy of the Plan is on file in the office of the Secretary of Spartan Motors, Inc. This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement, and that provides for forfeiture upon certain events.

    6.7 REPRESENTATIONS AND WARRANTIES. A Participant who is awarded Restricted Stock shall represent and warrant that the Participant is acquiring the Restricted Stock for the Participant's own account and investment and without any intention to resell or redistribute the Restricted Stock. The Participant shall agree not to resell or redistribute such Restricted Stock after the Restricted Period except upon such conditions as the Company may reasonably specify to ensure compliance with federal and state securities laws.


                              SECTION 7

                          GENERAL PROVISIONS

    7.1 NO RIGHTS TO AWARDS. No Participant or other person shall have any claim to be granted any Incentive Award, and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards. The terms and conditions of the Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

    7.2  COMPLIANCE WITH LAWS; LISTING AND REGISTRATION OF SHARES.
All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to applicable laws, rules and regulations, and to the requirement that if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary


                       -9-
or desirable as a condition of, or in connection with, the granting of such Incentive Award or the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

    7.3 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

    7.4 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

    7.5 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                              SECTION 8

               EFFECTIVE DATE AND DURATION OF THE PLAN

    This Plan shall take effect February 27, 1996, subject to approval by the shareholders at the 1996 Annual Meeting of Shareholders, or any adjournment thereof or at a special meeting of shareholders. Unless earlier terminated by the Board of Directors, the Plan shall terminate on February 26, 2006. No Incentive Award shall be granted under this Plan after such date.


                              SECTION 9

                      TERMINATION AND AMENDMENT

    The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company, provided that without shareholder approval no such amendment may (a) materially increase either the benefits to Participants under the Plan or the number of shares that may be issued



                      -10-
under the Plan; (b) materially modify the eligibility requirements;
(c) reduce the Option price (except pursuant to adjustments under subsection 4.2); or (d) impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Incentive Award. No termination, amendment, or modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant.










































                      -11-
                               [FRONT]
PROXY                                                            PROXY

                         SPARTAN MOTORS, INC.
                          1000 REYNOLDS ROAD
                         POST OFFICE BOX 440
                      CHARLOTTE, MICHIGAN 48813

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder hereby appoints ANTHONY G. SOMMER, GEORGE TESSERIS and CHARLES E. NIHART, and each of them, each with full power of substitution, proxies to represent the shareholder listed on the reverse side of this Proxy and to vote all shares of Common Stock of Spartan Motors, Inc. that the shareholder would be entitled to vote on all matters which come before the Annual Meeting of Shareholders to be held in the Plant IV building at Spartan Motors, Inc., 1549 Mikesell Street, Charlotte, Michigan, on Wednesday, June 5, 1996, at 5:30 p.m., and any adjournment of that meeting.

    IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY
THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ON THIS PROXY AS DIRECTORS AND FOR APPROVAL OF EACH PROPOSAL IDENTIFIED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

                  PLEASE SIGN, DATE AND RETURN THIS
             PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
             (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)





















                                [BACK]

                         SPARTAN MOTORS, INC.

PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. ELECTION OF DIRECTORS                                         FOR ALL
   Nominees:  George W. Sztykiel and            FOR   WITHHELD   EXCEPT
   William F. Foster

   (INSTRUCTION:  TO WITHHOLD AUTHORITY         [ ]     [ ]        [ ]
   TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   STRIKE THROUGH THAT NOMINEE'S NAME
   IN THE LIST ABOVE.)

   Your Board of Directors Recommends
   that You Vote
         FOR ALL NOMINEES

2. Proposal to adopt Restated Articles                           FOR ALL
   of Incorporation.                            FOR   WITHHELD   EXCEPT

   Your Board of Directors Recommends that
         You Vote FOR this Proposal             [ ]     [ ]        [ ]


3. Proposal to approve amendment to                              FOR ALL
   1988 Nonqualified Stock Option Plan.         FOR   WITHHELD   EXCEPT

   Your Board of Directors Recommends that
         You Vote FOR this Proposal             [ ]     [ ]        [ ]

4. Proposal to approve 1996 Stock Option                         FOR ALL
   and Restricted Plan for Outside Market       FOR   WITHHELD   EXCEPT
   Advisors.

   Your Board of Directors Recommends that      [ ]     [ ]        [ ]
         You Vote FOR this Proposal


                                               Dated: ______________, 1996

                                               ___________________________

                                               ___________________________
                                               Signature of Shareholder(s)






                                               IMPORTANT -- Please sign
                                               exactly as your name(s)
                                               appears on this Proxy.
                                               When signing on behalf of a
                                               corporation, partnership,
                                               estate or trust, indicate
                                               title or capacity of person
                                               signing.  IF SHARES ARE
                                               HELD JOINTLY, EACH HOLDER
                                               SHOULD SIGN.